UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2020
AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact name of registrant as specified in its charter)

American Homes 4 Rent	Maryland	001-36013	46-1229660
American Homes 4 Rent, L.P.	Delaware	333-221878-02	80-0860173
	(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30601 Agoura Road, Suite 200
Agoura Hills, California 91301
(Address of principal executive offices) (Zip Code)
(805) 413-5300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered

Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
Series D perpetual preferred shares of beneficial interest, $.01 par value	AMH-D	New York Stock Exchange
Series E perpetual preferred shares of beneficial interest, $.01 par value	AMH-E	New York Stock Exchange
Series F perpetual preferred shares of beneficial interest, $.01 par value	AMH-F	New York Stock Exchange
Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 7, 2020, the Company held its virtual-only Annual Meeting. At the meeting, the Company’s shareholders voted on three proposals and cast their votes as described below. These proposals are described in detail in the proxy statement for our Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 1, 2020.

Proposal 1: The Company’s shareholders elected eleven individuals to the Company’s Board of Trustees for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tamara H. Gustavson	299,587,689	13,143,552	253,673	5,035,107
David P. Singelyn	308,318,210	4,635,779	30,925	5,035,107
Douglas N. Benham	289,350,980	23,471,006	162,927	5,035,108
John Corrigan	272,130,261	40,826,978	27,675	5,035,107
David Goldberg	281,313,528	31,643,461	27,925	5,035,107
Matthew J. Hart	307,315,720	5,506,267	162,927	5,035,107
James H. Kropp	292,096,163	20,724,824	163,927	5,035,107
Winifred M. Webb	305,172,857	7,648,105	163,952	5,035,107
Jay Willoughby	308,895,913	3,926,073	162,927	5,035,108
Kenneth M. Woolley	310,307,627	2,649,361	27,925	5,035,108
Matthew R. Zaist	311,988,746	820,985	175,183	5,035,107

Proposal 2: The Company’s shareholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
317,880,643	131,336	8,042	—

Proposal 3: The Company’s shareholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
308,991,598	3,944,398	48,917	5,035,108

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020

AMERICAN HOMES 4 RENT

By:	/s/ Stephanie Heim
Stephanie Heim
Chief Governance Officer, EVP

AMERICAN HOMES 4 RENT, L.P.

By:	American Homes 4 Rent, its General Partner

By:	/s/ Stephanie Heim
Stephanie Heim
Chief Governance Officer, EVP